                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

             CURRENT REPORT FILED PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                 DATE OF REPORT
                 (DATE OF EARLIEST EVENT REPORTED): MAY 12, 2003


                                  ZONAGEN, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

             DELAWARE                     0-21198           76-0233274
  (STATE OR OTHER JURISDICTION OF      (COMMISSION        (I.R.S. EMPLOYER
  INCORPORATION OR ORGANIZATION)       FILE NUMBER)      IDENTIFICATION NO.)

                        2408 TIMBERLOCH PLACE, SUITE B-4
                           THE WOODLANDS, TEXAS 77380
                              (ADDRESS OF PRINCIPAL
                                EXECUTIVE OFFICES
                                  AND ZIP CODE)

                                 (281) 719-3400
                         (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         c.  Exhibits

         Exhibit
         Number            Description
         ------            -----------
            99.1           Press Release dated May 12, 2003.

ITEM 9.  REGULATION FD DISCLOSURE

         The following information is being provided under Item 12:

         On May 12, 2003, Zonagen, Inc. (the "Company") announced in a press release its operating results for the first quarter ended March 31, 2003.

         A copy of the Company's press release is attached hereto as Exhibit
99.1. The press release is incorporated by reference herein and the foregoing description of the press release is qualified in its entirety by reference to the attached exhibit.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     ZONAGEN, INC.

Date: May 12, 2003.

                                     By: /s/ Louis Ploth, Jr.
                                        ----------------------------------------
                                        Louis Ploth, Jr.
                                        Vice President, Business Development and
                                        Chief Financial Officer



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                                  EXHIBIT INDEX

          Exhibit
          Number           Description
          -------          ------------
           99.1            Press Release dated May 12, 2003.
